KENILWORTH FUND, INC.
                              21 S. Clark Street
                                  Suite 2594
                              Chicago, IL  60603


                                ANNUAL REPORT
                              December 31, 2000

Dear Fellow Shareholders,

The net asset value of our Fund ended the year 2000 at $25.54.
There was no income and/or capital
gains distribution made by the Fund this year. Hence, no tax liability was incurred by Kenilworth
Fund shareholders as a result of holding Fund shares during the year 2000.

At $25.54, the Fund registered a decline of 6.96% having begun the year at $27.45 per share. This decline compares favorably against the 9.10% decline for the S&P 500 Index, as well as the actual
8.96% loss for the average Large-Cap Core fund as reported by Lipper Inc. Lipper, a Reuters Co.
subsidiary evaluates the performance of all mutual funds. Lipper had shifted our Fund to the Large-
Cap Core category for 2000 after classifying us as a Large-Cap Value fund for the previous two years, and as a Large-Cap Growth fund for the years 1995-1997. Morningstar classifies us as a
Large-Cap Blend fund.

After five consecutive years of 25% average-annual gains (1995-1999), and a 20% semi-annual gain on June 30, 2000, we were quite excited when the Fund experienced record new inflows of funds from existing (all the directors of the Fund added to their holdings), and many new shareholders.
This excitement however, was soon overwhelmed by the unpleasant carnage in the equity markets and the attendant sharp decline in our Fund's NAV from September to December 31, 2000 leading to the nearly 7% decline for the year. As always, our recommendation is to make periodic additions to your Fund holdings, to take advantage of market volatility.

We continue to keep a tight control on expenses as witnessed by our Fund's total expense ratio of 1.31% for the year 2000. The expense ratio for 1999 was 1.41%.
The Fund's expense ratio has
fallen from 1.70% since inception to the current 1.31%.


We sincerely thank you for your continued support.

Ms. Mohini C. Pai, President
Ms. Savitri P. Pai, Secretary/Treasurer

Portfolio Manager:  The Fund's portfolio manager, Mr. B.
Padmanabha Pai, founded Institutional
Portfolio Services Ltd. an investment advisory organization. He has been managing pension funds, personal trusts, university endowments and funds for wealthy individuals for the last thirty-two years.
Prior to portfolio management he taught investment theory at the university level.

                  INVESTMENT  PERSPECTIVE - JANUARY  16, 2001
                         DJIA:   10,786.85  (12/31/00)
                             S & P 500:   1,320.28


ECONOMIC AND INVESTMENT
HIGHLIGHTS:
The year 2000 saw the longest running economic
expansion come to an abrupt halt due to six
interest rate hikes by the Federal Reserve, nearly
quadrupling of natural gas prices, a sharp rise in
the price of oil to $37 a barrel until the middle of
September, and finally the bust in the stock
market.  It turned out to be a disaster with
Nasdaq declining over 39%, its worst decline in
its 29 year history.  This decline along with the
bust in dot.com companies wiped off much of the
Nasdaq's 85% gain during 1999.  The other two
major averages, the S&P 500 and the DJIA,  also
had their worst declines since 1981 of  (9.1%),
and  (4.85%), respectively.  After five consecutive
years of over 20% annual gain fueled by the
emergence and explosive growth of the Internet,
the year began with excessive valuations as
signified by very lofty PE ratios.  We believe that
these excesses were due very largely to the
excessive liquidity pumped into the economy by
the Federal Reserve in the last quarter of 1999,
due to fears of the Y2K computer problems.
This led to the unusually high real GDP growth
rate of 8.2% during the fourth quarter of 1999,
and a further unsustainable rise of over 5%
during the first quarter of 2000.  This led to all
three averages registering record highs in
February-March: DJIA: 11,310.84,  S&P 500:
1527.46    and Nasdaq: 5048.62.

A year ago in our Annual Report dated
December 31, 1999, we said: "the real growth this year will be around 4%. The Fed will be forced to raise interest rates by 50 basis points (half of 1%) and sop-up the liquidity. (Of course, all bets are off, if the Federal Reserve raises rates more than 50 basis points causing the markets to sell off thereby triggering a recession! In an election year this is highly unlikely)." The actual GDP growth came in around 4% for the year.
After raising the interest rates three times in the second half of 1999, the Fed went on to raise the rates three times in 2000, for a total of 100 basis points (1%) instead of the 50 that we had forecasted was reasonable to curb the excessive growth and incipient inflation. Thus, even though in the first quarter of 2000 the real growth came in over 5%, the impact of the reduced liquidity and the rise in interest rates were slowing the economic engine. In fact, after the May 16th unexpected 50 basis point rise of the Fed funds rate to 6 1/2% (the highest in 9 1/2 years) the manufacturing sector was hit hard. It also led banks to be more stringent with all the equipment providers to the telecommunication and technology sectors, bringing a sharp slowdown in a sector that was primarily responsible for the surge in productivity, leading to the higher economic growth.

After some dormancy in the previous few years, the oil prices continued to rise during the summer and remained stubbornly over $30 a barrel until September. This was also a time when hostilities erupted in the Middle East adding to the uncertainty of prices in this vital energy industry. Natural gas prices also nearly quadrupled during this period. The high energy prices affected Europe particularly hard as it is more dependent on imported oil that is priced in dollars, leading to the worsening of their common currency, the Euro. The declining Euro adversely impacted our technology exports to Europe.

The high energy prices took a big bite from the consumer sector which comprises two-thirds of our economy. It also led to worsening profit margins for the corporate sector along with tighter credit. Those events, the bust in the Nasdaq and the decline of over 70% in the market values of such stalwarts as A.T. & T., Eastman Kodak, Dupont, etc., led to deteriorating consumer confidence with its attendant adverse effect on retail sales. It was further compounded by the rare historic occurrence of the election uncertainty for over 30 days.

OUTLOOK FOR 2001:
On January 3, 2001, the Federal Reserve
unexpectedly reduced the Fed funds and the discount rate by 50 basis points, saying in its press release: "These actions were taken in light of further weakening of sales and production, and in the context of lower consumer confidence, tight conditions in some segments of financial markets, and high energy prices sapping household and business purchasing power. Moreover, inflation pressures remain contained. Nonetheless, to date there is little evidence to suggest that longer-term advances in technology and associated gains in productivity are abating".

Corporate profits, after rising over 20% in the first quarter of 2000, started decelerating sharply, leading to only a 5% increase in the final quarter of the year. The capital spending boom came to a screeching halt in the final months of the year.
This trend may continue until the first quarter and even into the second quarter of this year.
We believe the inventory accumulation in the auto and technology sectors will be liquidated during the first half of this year. However, with another reduction of 50 basis points in interest rates by the Fed expected January 31st, economic growth will pick up from flat to zero in the first half to a likely 3% in the second.
Corporate profits may similarly register a gain only in the second half at a 5-8% annual rise.

With growth slowing, oil consumption will decline, and hence we expect both oil and gas prices to decline to around $20-25 and $3-4, respectively. The aggressive easing by the Fed as well as a stimulative fiscal policy through across the board tax-cuts are expected for this year. We expect the tone of the equity markets will improve starting in late spring. We believe the excesses have been wrung out of the equity markets, particularly from the leaders of telecom and technology whose strong growth will resume in the latter part of this year. In such a context, financials, pharmaceuticals and later in summer, technology and telecom, will outperform the market averages.

Kenilworth Fund, Inc.:
Our Fund, after gaining over 25% on an average-annual basis during the previous five years (1995-
1999) lost 6.96%, thus outperforming the S&P
500 Index by 2.14% for the year. We also beat the average of Lipper's Large-Cap Core category of mutual funds which declined by 8.96% in 2000.

The NAV of the Kenilworth Fund continued to
rise from $27.45 at the beginning of the year to
$35.42 at the end of August, even though all of
the averages continued to fall from their highs in
February-March until the end of the year.
During this period, we were very apprehensive
that our holdings such as General Electric, Intel,
ADC Telecom, etc. all continued to rise because
of their consistent record earnings for the
previous few years, as well as the projected
increase for the balance ahead for the year.  In
the process, however, the PE ratios of GE
became 50 when it should not have sold for more
than 25-30, and that of Intel, 69, when it should
not have sold more than 30-35, etc.  We were
reducing some of our larger holdings with these
excessive PEs and re-investing in lower PE
financial equities.  Given our concern for tax
efficiency we wanted to postpone the liquidation
of more significant amounts of these stocks to the
first quarter of this year.  All  the managements
of these companies asserted even in late summer,
that their outlook for the quarter or two ahead
was very robust.   Our Fund was hit after the
unexpected announcement by Intel in mid-
September that they were not going to meet their
own projections of 10-15% growth in revenues,
due to the short fall in demand experienced in
Europe.  Earlier Intel was so optimistic that they
boosted capital equipment to meet the strong
demand for  Pentium 4.   All the negatives that
we had talked about in the Highlight section last
year, seemed to have hit our economy particularly
hard during the final 2 to 3  months of the year,
forcing Greenspan to admit that December 2000
might have seen zero economic growth.  For
Greenspan what a sudden change,   from talk of
curbing excessive growth to dismay over the concern of a recession!

Unlike all major averages, our Fund continued to be on the plus side for the year until after the election, when the uncertainties mounted about its outcome. The only way we could have escaped the sharp decline in the markets after Intel's surprise announcement (endorsed by many other corporations), was by literally going into mostly cash, with its huge negative tax consequences, and then banking on a strategy that we do not believe in, namely market timing.

We have always maintained that we are long-term investors. All our major holdings are strong business franchises with robust prospects of long-term growth, and have withstood short-term cyclical or recessionary downturns. Of course, being a non-diversified Fund, in this transition year we are likely to experience more volatility than the overall market, which also has been and is likely to be for this year, much more volatile.

With the easing by the Fed that has been set in motion, and the modest PE ratios for the bulk of the market and many of our technology holdings, we expect that in the second half of this year, we will go on to register a 7-10% rise in equity averages.

The return of our ten largest holdings (without dividends), at the end of the year were:
Citigroup (+22.30%), Intel (-27.0%), Freddie
Mac (+46.30%), American Int'l Group (-8.80%),
ADC Telecom (-0.10%), General Electric
(-7.10%), Oracle (+3.70%), Merck (+39.30%),
Bristol-Myers (+15.20%) and Hewlett Packard
(-28.90%).

We will be restructuring the portfolio depending upon the developments in the next several months. Hopefully, we will end the year 2001 with at least some modest growth.

B. Padmanabha Pai,  President
Institutional Portfolio Services, Ltd.

Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index. For the period beginning July 1, 1993 and ending
December 31, 2000 your investment
in the Fund would be $27,754 as compared to a theoretical investment in the S&P 500 which would have grown to $34,144. This performance includes the reinvestment of dividends.























Cumulative Total Returns
Periods ended December 31, 2000

                      Past 1 Year Past 5 YearsLife of Fund
Kenilworth Fund, Inc.      -6.96%      122.54%     177.55%
S&P 500 Index              -9.10%      131.98%     240.53%

Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

Average Annual Returns
Periods ended December 31, 2000

                      Past 1 Year Past 5 YearsLife of Fund
Kenilworth Fund, Inc.      -6.96%       17.35%      14.58%
S&P 500 Index              -9.10%       18.33%      17.76%

Average annual returns take the Fund's cumulative returns and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not indicative of future performance.
                            KENILWORTH  FUND, INC.
                          INVESTMENTS IN SECURITIES
                              December 31, 2000
                                                        Market
COMMON STOCKS       100%a             Shares             Value


Banks              11.58%
    Citigroup, Inc.                   25,000          1,276,550
    Wells Fargo & Co.                  6,000            334,122

Computer-Semiconductor  13.91%
    Intel Corp.                       40,000         1,202,480
    Applied Materials, Inc.*          11,000           420,057
    Texas Instruments                  5,500           260,563
    Motorola, Inc.                     2,500            50,625

Computer Software  11.57%
    Oracle Systems, Inc.*             27,000           784,674
    Intuit, Inc.*                     10,000           394,370
    Cisco Systems*                     6,300           240,975
    Adobe Systems                      1,000            58,187
    Veritas Software*                  1,500           131,343

Computer Systems    8.55%
    Hewlett-Packard                   20,000           631,240
    EMC Corporation*                   8,400           558,600

Drugs              13.88%
    Merck & Co.                        8,000           749,000
    Bristol-Myers Squibb               9,000           665,433
    Pfizer, Inc.                      10,000           460,000
    Schering-Plough                    1,000            56,750

Electrical Equipment6.20%
    General Electric                  18,000           862,866

Finance            11.97%
    Federal National Mortgage          6,500           563,875
    Federal Home Loan Mortgage        16,000         1,102,000

Insurance           7.08%
    American International Group      10,000           985,620

Media               1.41%
    General Motors Class H*            8,500           195,500

Medical Instruments 2.68%
Agilent Technologies*                  6,800           372,300
                            KENILWORTH  FUND, INC.
                          INVESTMENTS IN SECURITIES
                              December 31, 2000
                                                        Market
COMMON STOCKS                         Shares             Value

Telecommunications 11.17%
    ADC Telecommunication*            48,000           870,000
    Corning, Inc.                      7,500           396,090
    Nortel Networks                    4,000           128,248
    Nokia Corp.                        2,500           108,750
    Questar Corp.                      1,000            30,062
    Adtran, Inc.*                      1,000            21,250

  Total Investments  100%                          $13,911,530
       (Cost $6,250,217)

  a Percentages for various classifications relate to total net assets.
  *Non-income producing security.

  The accompanying notes are an integral part of these financial statements.


                            KENILWORTH  FUND, INC.
                     STATEMENT  OF ASSETS AND LIABILITIES

                                                  Year Ended

   ASSETS                                   December 31, 2000
     Investments in securities, at value
      (identified cost $6,250,217)                $13,911,530
     Cash                                           1,218,088
     Receivables
      Dividends                                        11,039
      Investment securities sold                      391,629

      Total Assets                                 15,532,285

   LIABILITIES
     Payables
      Investment securities purchased                  73,335
      Other                                             7,945

      Total Liabilities                                81,280

   NET ASSETS
   Net Assets (equivalent to $25.54 per share based on 605,059.111 shares of capital stock outstanding)$15,451,005

  The accompanying notes are an integral part of these financial statements.
                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS





                                                   Year Ended
   INVESTMENT INCOME                        December 31, 2000

 INCOME:
        Dividends                                    $101,900
        Interest                                       13,931
            Total Income                              115,831

 EXPENSES:
        Investment Advisory Fees                      177,485
        Administrative and Management Fees             40,000
        Registration Fees                               2,313
        Auditing                                        6,415

        Insurance and Other Expenses                    6,241
            Total Expenses                            232,454

     NET INVESTMENT LOSS:                            (116,623)


   NET REALIZED LOSS ON INVESTMENTS                   (25,204)


   NET DECREASE IN UNREALIZED DEPRECIATION
        ON INVESTMENTS                             (1,160,491)


   NET REALIZED LOSS AND UNREALIZED DEPRECIATION
        ON INVESTMENTS                             (1,185,695)


   NET DECREASE IN NET ASSETS FROM OPERATIONS     ($1,302,318)












 The accompanying notes are an integral part of these financial statements.
                            KENILWORTH  FUND, INC.
                     STATEMENT  OF CHANGES  IN NET ASSETS





                                   Year Ended    Year Ended
OPERATIONS:                 December 31, 2000   December 31, 1999

Net Investment Loss               ($116,623)      ($67,860)
 Net Realized (Loss) Gain on Investments
                                    (25,204)       264,929
 Net (Decrease) Increase in Unrealized (Depreciation)
   Appreciation on Investments
                                 (1,160,491)     3,124,150
  (Decrease) Increase in Net Assets from Operations
                                 (1,302,318)     3,321,219


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from Net Investment Income  ---        ---
 Distributions from Net Realized Gains on Investments
                                           ---    (206,564)
 Decrease in Net Assets resulting from Distributions
                                           ---    (206,564)


CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued (39,841 and 15,745 shares,
respectively)                          1,260,428   365,475
 Cost of Shares Redeemed (5,494 and 6,466 shares, respectively)
                                        (172,801) (146,765)
 Reinvested Dividends (0 and 5,612 shares, respectively)
                                           ---     154,056
     Increase in Net Assets from Capital Share Transactions
                                     1,087,627     372,766

       Total (Decrease) Increase in Net Assets
                                   (214,691)     3,487,421


NET ASSETS AT BEGINNING OF YEAR
    (570,712 and 555,821 shares outstanding, respectively)
                                    15,665,696  12,178,275

NET ASSETS AT END OF YEAR
    (605,059 and 570,712 shares outstanding, respectively)
                                    15,451,005$15,665,696










   The accompanying notes are an integral part of these financial statements.
                             KENILWORTH  FUND, INC.
                             FINANCIAL  HIGHLIGHTS






                 For the Years Ended December 31
      2000  1999  1998  1997   1996  1995  19941993a

Selected Per-Share Data

 Net Asset Value, beginning of period
      $27.45 $21.91$18.17$15.43$11.93   $9.64    $10.31    $10.00

  Income from Investment Operations
     Net Investment (Loss) Income
     (0.19)(0.12)(0.04)(0.05)   0.010.06b   0.06b 0.05
     Net Realized and Unrealized
       (Loss) Gain on Investments
     (1.72)  6.02   3.78  3.24   3.51 2.64  (0.67) 0.31
           Total
     (1.91)  5.90  3.74  3.19   3.52  2.70 (0.61) 0.36

  Less Distributions
      From Net Investment Income
     0.00  0.00   0.00  0.00  0.01  0.06  0.06 0.05
      From Net Realized Gains
     0.00  0.36  0.00   0.45  0.01  0.35  0.00   0.00
         Total
     0.00  0.36   0.00  0.45  0.02  0.41  0.06 0.05

 Net Asset Value, end of period
    $25.54$27.45 $21.91$18.17$15.43$11.93   $9.64    $10.31

Total Return
  (6.96%)26.95%20.58%20.67% 29.48%28.03%(5.95%)  7.16%c

Ratios and Supplemental Data
 Net Assets, end of period
    (in thousands
$15,451 $15,666  $12,178 $9,790 $7,222 $5,099 $3,530  $2,840
 Ratio of Net Expenses
    to Average Net Assets
  1.31% 1.41% 1.42%  1.52% 1.51% 1.69%b  1.70%b  0.52%
 Ratio of Net Investment Income
    to Average Net Assets
 (0.66%)(0.52%)(0.24%)(0.29%)0.06%  0.54%b 0.67%b0.65%
 Portfolio Turnover Rate
43.93% 38.29% 70.28% 76.99% 73.93% 82.17% 11.78%   0.00%


aJuly 1, 1993 (commencement of operations) to December 31, 1993 bNet of reimbursement of expenses by Advisor.
cAnnualized.






  The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2000

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended
December 31, 2000, purchases and sales of investment securities were $8,179,774 and $7,804,803 respectively.
    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Realized gains and losses from security transactions are reported on an identified cost basis.
    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    d. As of December 31, 2000 there were 10,000,000 shares of capital stock authorized.
    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS an annual administrative and management services fee of $40,000. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Sources of Net Assets:

As of December 31, 2000,  the sources of net assets were as
follows:
 Fund shares issued and outstanding            $7,974,436
 Unrealized Appreciation of Investments         7,661,312
 Accumulated Undistributed Investment Loss-Net   (159,539)
 Accumulated Net Realized Loss on Investment Transactions
(25,204)
           Total                              $15,451,005

Aggregate Net Unrealized Appreciation as of December 31, 2000 consisted of the following:
 Aggregate gross unrealized appreciation          $7,922,739
 Aggregate gross unrealized deprecation             (261,427)
 Net unrealized appreciation                      $7,661,312

At December 31, 2000, the Fund had tax basis capital losses of $25,204 which may be carried over to offset future capital gains. Such gains expire in 2008.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Shareholders
Kenilworth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Kenilworth Fund, Inc. as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended December
31, 1998, 1997 and 1996, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion. The financial highlights of Kenilworth Fund, Inc. for periods prior to December 31, 1996, were audited by other auditors, whose report, dated January 15, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned and confirmation with securities brokers as of December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


                              Grant Thornton LLP

Chicago, Illinois
January 5, 2001